TRANSAMERICA FUNDS

Supplement dated October 15, 2010 to the Class I2 Prospectus dated March 1, 2010, as previously supplemented

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Transamerica BNY Mellon Market Neutral Strategy

Effective on or about January 5, 2011, Transamerica Asset Management, Inc. (“TAM”) will terminate its investment sub-advisory agreement with Mellon Capital Management Corporation (“Mellon”) with respect to Transamerica BNY Mellon Market Neutral Strategy (the “fund”) and will enter into a new investment sub-advisory agreement with J.P. Morgan Investment Management Inc. (“JPMorgan”). An information statement describing JPMorgan and the terms of the new sub-advisory agreement will be mailed to fund shareholders within 90 days of the change in sub-adviser.

In connection with the change in sub-adviser, the fund’s investment objective, principal investment strategies, principal risks and benchmark index, as well as the fund’s name, will change. The fund will also have a lower advisory fee schedule, which is described below. The sub-advisory fee structure will remain the same. The fund’s investment adviser, TAM, will also remain the same.

Effective on or about January 5, 2011, the fund will be renamed Transamerica JPMorgan Long/Short Strategy and the following information supplements and amends information in the Prospectus and Statement of Additional Information concerning the fund:

INVESTMENT OBJECTIVE:

The fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:

J.P. Morgan Investment Management Inc. (“JPMorgan”), the fund’s sub-adviser, employs a long-short equity strategy by investing the fund’s assets in long and short positions in equity securities selected from a universe of mid- to large capitalization stocks. The equity securities will have market characteristics and capitalizations similar to those included in the Russell 1000® Index and/or the Standard & Poor’s 500 Composite Stock Index at the time of purchase. In implementing its strategy, the fund invests primarily in common stocks, real estate investment trusts (REITs) and depositary receipts.

The fund purchases securities that the sub-adviser believes are undervalued and sells short securities that the sub-adviser believes are overvalued. The fund’s net equity market exposure will typically range from 20% to 30%; however, in response to market conditions, the fund may adjust its equity market exposure. Under normal market conditions, the fund’s net long equity market exposure will not exceed 50% and its net short equity market exposure will not exceed 20%. Further, the fund’s gross equity market exposure is limited to 200%. The fund may hold a substantial portion of its total assets in cash when it holds significant short positions. By taking both long and short positions, the fund seeks to provide some protection in down markets when compared to a fund that takes only long positions.

Selling stocks short allows the fund to more fully exploit insights into stocks that the fund’s sub-adviser expects to underperform. Short sales involve the sale of a security which the fund does not own in hopes of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the fund must borrow the security, and the fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the fund.

In managing the fund, the sub-adviser employs a three-step process that combines research, valuation and stock selection. The sub-adviser takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value.

On behalf of the fund, the sub-adviser buys and sells, as well as shorts and covers shorts in, equity securities and derivatives on those securities according to its own policies, using the research and valuation rankings as a basis for its decisions. In general, the sub-adviser buys and covers shorts in equity securities that are identified as undervalued and considers selling or shorting them when they appear overvalued. Along with attractive valuation, the sub-adviser often considers a number of other criteria such as:

•	catalysts that could trigger a rise in a stock’s price
•	impact on the overall risk of the portfolio relative to the benchmark
•	high potential reward compared to potential risk
•	temporary mispricings caused by apparent market overreactions

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

PRINCIPAL RISKS (in alphabetical order):

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund’s yield will go down. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.

• Derivatives – Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund’s investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

• Interest Rate – The interest rates on short-term obligations held in the fund will vary, rising or falling with short-term interest rates generally. The fund’s yield will tend to lag behind general changes in interest rates. The ability of the fund’s yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

• Leveraging – The value of your investment may be more volatile if the fund borrows or uses derivatives that have a leveraging effect on the fund. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund also may have to sell assets at inopportune times to satisfy its obligations.

• Liquidity – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

• Market– The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The fund may experience a substantial or complete loss on any individual security.

• Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates. REITs are one type of real estate security. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure, and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the fund.

• REITs – When the fund invests in Real Estate Investment Trusts (“REITs”), it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the fund.

• Short Sales – A short sale may be effected by selling a security that the fund does not own. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The fund may also pay transaction costs and borrowing fees in connection with short sales.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy.

• Structured Instruments: A fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

• Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

BENCHMARK:

Bank of America Merrill Lynch 3-Month Treasury Bill Index (primary)
Standard & Poor’s 500 Composite Stock Index (secondary)

ADVISORY FEES:

TAM receives compensation, calculated daily and paid monthly, based on an annual percentage of 1.30% of the fund’s average daily net assets.

PORTFOLIO MANAGER:

Name/Year Joined Fund	Role	Employer	Positions Over Past Five Years

Terance Chen/2010	Portfolio Manager	JPMorgan	Vice President/Portfolio Manager 2005-2009
Managing Director/Portfolio Manager 2009 - Present

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Transamerica AllianceBernstein International Value

Effective in the fourth quarter 2010, Transamerica Asset Management, Inc. (“TAM”) will terminate its investment sub-advisory agreement with AllianceBernstein L.P. (“AllianceBernstein”) with respect to Transamerica AllianceBernstein International Value (the “fund”) and will enter into a new investment sub-advisory agreement with Hansberger Global Investors, Inc. (“Hansberger”). An information statement describing Hansberger and the terms of the new sub-advisory agreement will be mailed to fund shareholders within 90 days of the change in sub-adviser.

In connection with the change in sub-adviser, certain principal investment strategies and principal risks, as well as the benchmark index and the fund’s name, will change. The fund’s investment objective, long-term growth of capital, will remain the same. The fund’s investment adviser, TAM, its advisory and sub-advisory fee structure, and its fundamental investment restrictions will also remain the same.

Effective in the fourth quarter 2010, the fund will be renamed Transamerica Hansberger International Value and the following information supplements and amends information in the Prospectus and Statement of Additional Information concerning the fund:

PRINCIPAL INVESTMENT STRATEGIES:

Hansberger Global Investors, Inc. (“Hansberger”), the fund’s sub-adviser, seeks to achieve the fund’s investment objective by investing primarily in a diversified portfolio of stocks (including common stock, preferred stock and convertible securities) and debt obligations of companies and governments domiciled outside the U.S. which the sub-adviser believes are undervalued. Under normal market conditions, the fund will invest more than 80% of its assets (not including the cash position of the fund) in issuers located in at least three countries other than the U.S. In selecting investments for the fund, Hansberger, by engaging in its own research and by reviewing research obtained through outside sources, seeks to identify securities of companies that have a market value which it believes is less than the company’s intrinsic value based on its long-term potential. The sub-adviser’s portfolio investment decisions rely heavily on a fundamental analysis of securities with a long-term investment perspective. Fundamental analysis includes evaluating a company’s prospects by focusing on such factors as the quality of a company’s management, its competitive position within its industry, the financial strength of the company, the quality of its earnings and the outlook for the company’s future based on these and other similar factors. The objective of this analysis is to identify undervalued securities for the fund, to hold them for the long term and to achieve long-term capital growth as the marketplace realizes the value of these securities over time. Hansberger will also consider other factors in making portfolio investment decisions, including country and political risks and economic and market conditions.

The sub-adviser seeks to broaden the scope and increase the effectiveness of this fundamental analysis by searching for undervalued securities in many countries around the world. This global search provides the fund with more diverse opportunities and flexibility to shift portfolio investments not only from company to company and industry to industry, but also country to country, in search of undervalued securities. The sub-adviser generally sells a security if the price target is met, the company’s fundamentals change or if the sub-adviser believes a better investment opportunity exists.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

PRINCIPAL RISKS (in alphabetical order):

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund’s yield will go down. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

• Currency – When the fund invests in securities denominated in foreign currencies, the fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

• Equity Securities – Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

• Liquidity – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

• Market– The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The fund may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

• Prepayment or Call – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund also may lose any premium it paid on the security.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy.

• Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

BENCHMARK:

Morgan Stanley Capital International All Country World Index ex-U.S.

PORTFOLIO MANAGERS:

Name/Year Joined Fund	Role	Employer	Positions Over Past Five Years

Ronald W. Holt, CFA/2010	Portfolio Manager	Hansberger	President, Chief Executive Officer and Co-Chief Investment Officer (Value Team), Portfolio Manager

Moira McLachlan, CFA/2010	Portfolio Manager	Hansberger	Senior Vice President (Value Team), Portfolio Manager

Lauretta (Retz) Reeves, CFA/2010	Portfolio Manager	Hansberger	Co-Chief Investment Officer (Value Team), Portfolio Manager

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Transamerica BlackRock Large Cap Value

Peter Stournaras has joined the portfolio management team of the fund. The following information supplements and amends information in the Prospectus concerning the fund:

PORTFOLIO MANAGERS:

Name/Year Joined Fund	Role	Employer	Positions Over Past Five Years

Robert C. Doll, Jr., CFA/2005	Senior Portfolio Manager	BlackRock	Vice Chairman, Chief Equity Strategist

Daniel Hanson, CFA/2008	Associate Portfolio Manager	BlackRock	Managing Director

Peter Stournaras, CFA/2010	Portfolio Manager	BlackRock	Managing Director of BlackRock since 2010; Director at Northern Trust Company from 2006 to 2010; Portfolio Manager at Smith Barney/Legg Mason from 2005 to 2006.

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The following information supplements and amends information in the Prospectus dated March 1, 2010:

          Transamerica BlackRock Natural Resources is deleted in its entirety in the prospectus dated March 1, 2010.

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Transamerica Morgan Stanley Mid Cap Growth

The following information replaces the first sentence in the fourth paragraph in the section entitled “More on the Funds’ Strategies and Investments” beginning on page 168 of the Prospectus:

MSIM may invest up to 25% of the fund’s assets in securities of foreign companies, including emerging market securities.

Transamerica Morgan Stanley Small Company Growth

The following information replaces the first sentence in the fifth paragraph in the section entitled “More on the Funds’ Strategies and Investments” beginning on page 169 of the Prospectus:

MSIM may invest up to 25% of the fund’s assets in securities of foreign companies, including emerging market securities.

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Investors Should Retain this Supplement for Future Reference